Exhibit 99.1

Jaws Acquisition Corp. Announces Extraordinary General Meeting Teleconference Details

MIAMI, FL, MAY 24, 2021 — (BUSINESS WIRE) — Jaws Acquisition Corp. (“Jaws”) (NYSE: JWS), today announced that, due to the public health and safety concerns related to the coronavirus (COVID-19) pandemic and recommendations and orders from federal and New York authorities, it is strongly encouraging that shareholders attend the extraordinary general meeting of its shareholders, which will be held on June 2, 2021 at 9:00 a.m., New York City Time (the “General Meeting”), by teleconference rather than in person. The purpose of the General Meeting is to vote on certain proposals relating to the previously announced merger between Jaws and Cano Health, LLC (“Cano Health” or the “Company”), the related Business Combination Agreement, dated as of November 11, 2020 (as amended or supplemented from time to time, the “Business Combination Agreement”), and the other transactions contemplated therein (collectively, the “Business Combination”).

The General Meeting will be accessible by dialing (833) 798-4761 (toll free—North America) or (270) 855-8706 (International). Shareholders will be able to ask questions to Jaws’ management via the conference line.

About Jaws Acquisition Corp.

Jaws, led by Chairman Barry S. Sternlicht and Chief Executive Officer Joseph Dowling, is a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

About Cano Health, LLC

Cano Health operates value-based primary care centers and supports affiliated medical practices that specialize in primary care for seniors in Florida, Texas, Nevada, and Puerto Rico, with additional markets in development. As part of its care coordination strategy, Cano Health provides sophisticated, high-touch population health management programs including telehealth, prescription home delivery, wellness programs, transition of care, and high-risk and complex care management.

The Company’s personalized patient care and proactive approach to wellness and preventive care sets it apart from competitors. Cano Health has consistently improved clinical outcomes while reducing costs, affording patients the opportunity to lead longer and healthier lives. Cano serves a predominantly minority population (80% of its patients are Latino or African American) and low-income population (50% of its patients are dual eligible for Medicare and Medicaid). For more information visit www.canohealth.com.

Contacts:

Media Relations

Jaws Acquisition Corp.

Tom Johnson / Dan Scorpio

Abernathy MacGregor

tbj@abmac.com / dps@abmac.com

(212) 371-5999

Cano Health

Sean Leous

Westwicke, an ICR company

CanoHealthPR@westwicke.com

(646) 866-4012

Investor Relations

Cano Health

Bob East, Asher Dewhurst, Jordan Kohnstam

Westwicke, an ICR company

CanoHealthIR@westwicke.com

(443) 213-0500

Additional Information

Jaws has filed, and the SEC has declared effective, a registration statement on Form S-4 (the “Registration Statement”) containing a definitive proxy statement/prospectus of Jaws relating to the proposed Business Combination. Jaws has mailed the definitive proxy statement/prospectus and other relevant documents to its shareholders. Investors, Jaws’ shareholders and other interested persons are advised to read the definitive proxy statement/prospectus in connection with Jaws’ solicitation of proxies for the General Meeting to be held to approve the Business Combination as these materials will contain important information about the Company and Jaws and the proposed Business Combination. The definitive proxy statement/prospectus has been mailed to the shareholders of Jaws as of the record date of March 24, 2021; shareholders that hold their shares in registered form are entitled to vote their shares held on the date of the meeting. Shareholders are also able to obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, at the SEC’s website at http://www.sec.gov, or by directing a request to: Jaws Acquisition Corp., 1601 Washington Avenue, Suite 800, Miami Beach, FL 33139.

Participants in the Solicitation

Jaws and its directors and executive officers may be deemed participants in the solicitation of proxies from Jaws’ shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in Jaws is contained in the definitive proxy statement, which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to Jaws Acquisition Corp., 1601 Washington Avenue, Suite 800, Miami Beach, FL 33139.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Jaws in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is included in the definitive proxy statement for the Business Combination.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Jaws or the Company, nor shall there be any sale of any such securities in any state or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements. Forward-looking statements generally relate to future events or Jaws’ or the Company’s future financial or operating performance. For example, projections of future growth, financial performance, and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Jaws and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against Jaws, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Jaws, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; and (12) other risks and uncertainties indicated from time to time in the proxy statement relating to the Business Combination, including those under “Risk Factors” in the Registration Statement, and in Jaws’ other filings with the SEC.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Jaws nor the Company undertakes any duty to update these forward-looking statements.